Exhibit 10.4: Asset Assignment Agreement

ASSET ASSIGNMENT AGREEMENT

This ASSET ASSIGNMENT AGREEMENT (“Agreement”) is made and entered into as of this 1st day of June, 2009, by and between SARS Corporation, a Nevada corporation (“Seller”) and The Clarence Group, LLC, a Missouri limited liability company (“Creditor”).

RECITALS:

A.  Seller operates an asset-tracking company with its principal place of business located at 601 108th Avenue NE, Suite 1908, Bellevue, Washington 98004;

B.           Creditor is a secured creditor of Seller under that certain (i) Secured Convertible Promissory Note from Seller to Creditor dated July 1, 2008 (“Secured Promissory Note”), (ii) Security Agreement dated July 1, 2008 (“Security Agreement”), and (iii) UCC-1 Financing Statement filed October 27, 2008 (“UCC-1”) (Secured Promissory Note, Security Agreement and UCC-1 collectively attached hereto as “Exhibit A”);

C. Seller is in default under the Secured Promissory Note and Security Agreement; and

D. Creditor wishes to foreclose upon its security interest referenced above and take possession of the collateral under said security interest, and Seller desires to cooperate with Creditor taking possession of assets of Seller, upon the terms and conditions and subject to the provisions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the covenants, conditions and mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.           Assignment

1.1           Seller shall transfer and assign to Creditor and Creditor shall acquire from Seller, the assets, properties and rights of the Seller, identified in the Security Agreement and UCC-1 as the collateral securing the Secured Promissory Note (the “Collateral”) and listed or otherwise described on “Exhibit B” attached hereto and incorporated herein.

2.           Obligations

2.1           Creditor shall not assume any liabilities of Seller. Creditor shall not assume, and Seller and/or Seller’s relevant and appropriate subsidiary corporations or other entities shall remain liable for, any and all liabilities, obligations, claims and commitments of or against Seller, whether the same are known or unknown, existing, contingent upon future events or circumstances, accrued, by operation of law or otherwise.

3.           Closing

3.1.           The closing of the transactions contemplated by this Agreement (the “Closing”) shall be held on June 10, 2009 (the “Closing Date”), or on such date as mutually agreed upon by the parties, at the office of Creditor. Seller shall perform any and all of its obligations and conditions under this Agreement at or prior to Closing to the full and complete satisfaction of Creditor, and if the same is not accomplished, Creditor shall have the cumulative right to immediately pursue any and all remedies provided under this Agreement, as well as any and all remedies provided under the terms of the Secured Promissory Note, Security Agreement, and/or UCC-1.

3.2.           The following deliveries will be made at Closing:

3.2.1                      Deliveries by Seller.                                                      The Seller shall deliver to Creditor:

(i)           A Bill of Sale in substantially the form attached hereto as “Exhibit C,” duly executed by Seller; and

(ii)           Possession, whether by physical delivery or otherwise so Creditor has complete control of the same, of the Collateral listed on Exhibit B, in working and usable order.

4.           Representations and Warranties of the Seller.                                                                                                           The Seller represents and warrants to the Creditor as follows, and acknowledges and confirms that Creditor is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

4.1.           Execution, Delivery and Performance of this Agreement.  Seller has full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder.  This Agreement has been duly executed and delivered by Seller and is its valid and binding obligation enforceable in accordance with its provisions. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Seller does not and will not in any way (i) conflict with, result in a breach of, or constitute a default under the terms of any contract, agreement, lease, commitment or other instrument to which Seller is a party or by which any of its property is bound; or (ii) constitute a violation of any statute, judgment, order, decree, regulation or rule of any court, governmental authority or arbitrator having jurisdiction over or relating to Seller or any of its property.

4.2.           Title to Assets.  The Seller has good and marketable title to all of the Collateral, such assets are free of any encumbrance, including but not limited to that certain security interest in favor of Otto Capital, LLC, and Saratoga Capital Partners, LLC, with the exception of Creditor’s security interest, and upon Closing Creditor will own and have good and marketable title to all of the Collateral free and clear of any lien or other encumbrance with the exception of Creditor’s security interest.

           4.3.                                Seller is aware of no security interests whatsoever possessed, or claimed to be possessed in any of the Collateral, with the only exceptions being Creditor, Otto Capital, LLC, and Saratoga Capital Partners, LLC.

5.           Covenants of Seller. The Seller covenants to the Creditor as follows, and acknowledges and confirms that Creditor is relying upon such covenants in connection with the execution, delivery and performance of this Agreement:

5.1.           Cooperation.                                Seller covenants and agrees that Seller will cooperate in accomplishing the timely and immediate transfer of all Collateral and all other terms of this Agreement, as well as all reasonable intermediate steps attendant to completing the same, including but not limited to, executing documentation reasonably required by Creditor to accomplish the transactions described herein.

5.2.           Seller will provide all documentation, descriptions, passwords, access information, location information, and accounting information for all intellectual property of Seller and its subsidiaries relating to the Collateral existing throughout the world, including, but not limited to:

(a)                 all rights, title, and interest in all computer software, program formats and databases used in SARS Corporation’s and its subsidiaries’ business, including but not limited to the source codes, scripts, HTML versions of all the text and literary content thereof;

(b)                 patents, patent applications, utility models, design registrations, and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues and reexaminations);

(c)                 registered trademarks and service marks, logos, internet domain names, corporate names, domain names, and doing business designations and all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress, and all goodwill in the foregoing;

(d)                 copyrights, designs, data, and database rights and registrations and applications for registration thereof, including moral rights of authors;

(e)                 inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, manufacturing and product processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or non-patentable, whether copyrightable or non-copyrightable and whether or not reduced to practice;

(f)                 other proprietary rights relating to any of the foregoing (including remedies against infringement thereof and rights of protection of interest therein under the laws of all jurisdictions); and

(g)                 all goodwill associated with any of the foregoing;

          5.3.                      Extinguishment of Security Interests upon Collateral. The Seller will deliver to Creditor at Closing a letter in the form attached hereto as “Exhibit D,” from both Otto Capital, LLC, and Saratoga Capital Partners, LLC, evidencing each such entity has agreed to waive, relinquish, and extinguish any security interests whatsoever possessed, or claimed to be possessed, in any of the Collateral, and shall further deliver to Creditor a UCC-3 release of any security interest in any of the Collateral. The Creditor shall deliver at Closing a letter evidencing that the Creditor has agreed to waive, relinquish, and extinguish any security interests whatsoever possessed, or claimed to be possessed, in any of the Collateral, in the form of “Exhibit E,” attached hereto, and shall further deliver to Creditor a UCC-3 release of any security interest in any of the Collateral.

          5.4.                      Information Provided to Creditor. For and in consideration of that certain reduction in the principal amount of the Secured Promissory Note referenced below at Paragraph 6.1, Seller will deliver each and every one of the following to Creditor within three (3) days of execution of this Agreement by Seller, with a continuing obligation to supplement the same: (1) current customer list of Seller; (2) accounts receivable list of Seller with a full aging history as to each account; (3) vendor and supplier list of Seller with name, address, and contact name of each vendor or supplier of Seller; and (4) any and all reasonable information requested by Creditor and connected therewith any of the foregoing three items.

6.           Secured Promissory Note and Agreement to Stay Commencing Any Litigation

6.1.           At Closing, Creditor shall cancel the previously executed Secured Promissory Note dated July 1, 2008.

6.2.                      At Closing, Creditor shall be provided a new Unsecured Promissory Note to reflect an unsecured principal balance of $275,000, a copy of which attached hereto as “Exhibit F.”

6.3.                      Provided that Seller timely and completely complies with all of its obligations contained in this Agreement and the Exhibits attached hereto, Creditor agrees to cease from filing any legal proceeding against Seller in court for a time period of thirty (30) days from the date of this Agreement, provided however that at the sole discretion of Creditor, if at any time after entering this Agreement Seller ceases to fully uphold its obligations herein, including but not limited to the duty to cooperate, Creditor may then immediately proceed to file any legal proceeding against Seller in court without regard to the above-stated standstill provision.

7.           Miscellaneous.

7.1.           Governing Law.  This Agreement shall be governed according to the laws of the State of Missouri.

7.2.           Binding Effect.  This Agreement shall be binding and inure to the benefit of the parties and their respective heirs, successors, assigns and legal representatives.

7.3.            Press Releases and Announcements.  Any and all press releases, announcements, or other release of information as to any of the transactions contemplated by this Agreement shall be made only after exchange of mutual written consent of all parties to this Agreement.

This Agreement may be executed by facsimile, electronically, and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on the day and year first above written.

SELLER                                                                                     CREDITOR

SARS Corporation                                                                                                The Clarence Group, LLC

By:                                                                By:
     Geoff Meagher, Chief Executive Officer                                                                                                                          William L. Bates, Manager

EXHIBIT A

Secured Promissory Note, Security Agreement, and UCC-1

EXHIBIT B

Collateral

•	(1) All accounts receivable of SARS Corporation and its subsidiaries;

•	(2) All inventory of SARS Corporation and its subsidiaries;

•	(3) All intellectual property of SARS Corporation and its subsidiaries existing throughout the world, including, but not limited to:

(a)                 all rights, title, and interest in all computer software, program formats and databases used in SARS Corporation’s and its subsidiaries’ business, including but not limited to the source codes, scripts, HTML versions of all the text and literary content thereof;

(b)                 patents, patent applications, utility models, design registrations, and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues and reexaminations);

(c)                 registered trademarks and service marks, logos, internet domain names, corporate names, domain names, and doing business designations and all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress, and all goodwill in the foregoing;

(d)                 copyrights, designs, data, and database rights and registrations and applications for registration thereof, including moral rights of authors;

(e)                 inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, manufacturing and product processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or non-patentable, whether copyrightable or non-copyrightable and whether or not reduced to practice;

(f)                 other proprietary rights relating to any of the foregoing (including remedies against infringement thereof and rights of protection of interest therein under the laws of all jurisdictions); and

(g)                 all goodwill associated with any of the foregoing; and

•	(4) all proceeds received by SARS Corporation (whether in cash, cash equivalents, tangible or intangible property) upon the sale or disposition of those assets set forth in Nos. 1 through 3 above.

EXHIBIT C

Bill of Sale

KNOW ALL MEN BY THESE PRESENTS, that SARS Corporation, a Nevada corporation (“Seller”), for and in consideration that certain good and valuable consideration as stated in that certain Asset Assignment Agreement of even date herewith, do hereby BARGAIN AND SELL to The Clarence Group, LLC, a Missouri limited liability company (“Creditor”), the following property (the “Collateral”):

All accounts receivable of SARS Corporation and its subsidiaries; all inventory of SARS Corporation and its subsidiaries; all intellectual property of SARS Corporation and its subsidiaries existing throughout the world, including, but not limited to: (a) all rights, title, and interest in all computer software, program formats and databases used in SARS Corporation’s and its subsidiaries’ business, including but not limited to the source codes, scripts, HTML versions of all the text and literary content thereof; (b) patents, patent applications, utility models, design registrations, and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues and reexaminations);  (c) registered trademarks and service marks, logos, internet domain names, corporate names, domain names, and doing business designations and all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress, and all goodwill in the foregoing;  (d) copyrights, designs, data, and database rights and registrations and applications for registration thereof, including moral rights of authors; (e) inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, manufacturing and product processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or non-patentable, whether copyrightable or non-copyrightable and whether or not reduced to practice; (f) other proprietary rights relating to any of the foregoing (including remedies against infringement thereof and rights of protection of interest therein under the laws of all jurisdictions); and (g) all goodwill associated with any of the foregoing; and All proceeds received by SARS Corporation (whether in cash, cash equivalents, tangible or intangible property) upon the sale or disposition of those assets set forth in Nos. 1 through 3 above, of Seller, which are substantially those listed in Exhibit 1 hereto (the “Collateral”).

The Seller hereby represents that it is the owner of the Collateral and has full right and title thereto, and authority to sell and dispose of it, and that the above described property is now free and clear of all liens and encumbrance of Seller and anyone claiming under or through Seller, with the only exception being any liens held by Creditor.

TO HAVE AND TO HOLD all of said Collateral hereby sold, assigned, transferred and conveyed to Creditor and its successors and assigns, to itself and to its and their own use and benefit forever.

This Bill of Sale is executed and delivered pursuant to that certain Asset Assignment Agreement of even date herewith, and reference to the Asset Assignment Agreement is hereby made for a complete description of the terms on which the Collateral is being conveyed.  In the event of a conflict between any term of this instrument and a term of the Asset Assignment Agreement, the relevant provision of the Asset Assignment Agreement shall control. This Bill of Sale shall be governed by the laws of the State of Missouri.

THIS BILL OF SALE is dated June 1, 2009.

SELLER

SARS Corporation

By:
     Geoff Meagher, Chief Executive Officer

EXHIBIT 1
TO BILL OF SALE
COLLATERAL

•	(1) All accounts receivable of SARS Corporation and its subsidiaries;

•	(2) All inventory of SARS Corporation and its subsidiaries;

•	(3) All intellectual property of SARS Corporation and its subsidiaries existing throughout the world, including, but not limited to:

(a)                 all rights, title, and interest in all computer software, program formats and databases used in SARS Corporation’s and its subsidiaries’ business, including but not limited to the source codes, scripts, HTML versions of all the text and literary content thereof;

(b)                 patents, patent applications, utility models, design registrations, and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues and reexaminations);

(c)                 registered trademarks and service marks, logos, internet domain names, corporate names, domain names, and doing business designations and all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress, and all goodwill in the foregoing;

(d)                 copyrights, designs, data, and database rights and registrations and applications for registration thereof, including moral rights of authors;

(e)                 inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, manufacturing and product processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or non-patentable, whether copyrightable or non-copyrightable and whether or not reduced to practice;

(f)                 other proprietary rights relating to any of the foregoing (including remedies against infringement thereof and rights of protection of interest therein under the laws of all jurisdictions); and

(g)                 all goodwill associated with any of the foregoing; and

•	(4) all proceeds received by SARS Corporation (whether in cash, cash equivalents, tangible or intangible property) upon the sale or disposition of those assets set forth in Nos. 1 through 3 above.

EXHIBIT D

Otto Capital, Saratoga Release

May 29, 2009

Mr. William L. Bates
Manager
The Clarence Group, LLC
17797 Westhampton Woods
St. Louis, MO 63005

Dear Mr. Bates:

This will confirm on behalf of Saratoga Capital Partners, LLC, I have reviewed the Asset Assignment Agreement to be entered between SARS Corporation and The Clarence Group, LLC. I have full legal right and power and all authority and approval required to enter into, execute, perform, and deliver this letter on behalf of Saratoga Capital Partners, LLC.

Accordingly, this letter will serve as Exhibit D to the Asset Assignment Agreement to be entered between SARS Corporation and The Clarence Group, LLC, in that it evidences that Saratoga Capital Partners, LLC hereby agrees to waive, relinquish, and extinguish any and all security interests whatsoever possessed, or claimed to be possessed, by Saratoga Capital Partners, LLC in any of the Collateral of SARS Corporation listed at Exhibit B of the Asset Assignment Agreement, which include each of the following:

•	(1) All accounts receivable of SARS Corporation and its subsidiaries;

•	(2) All inventory of SARS Corporation and its subsidiaries;

•	(3) All intellectual property of SARS Corporation and its subsidiaries existing throughout the world, including, but not limited to:

(a)                 all rights, title, and interest in all computer software, program formats and databases used in SARS Corporation’s and its subsidiaries’ business, including but not limited to the source codes, scripts, HTML versions of all the text and literary content thereof;

(b)                 patents, patent applications, utility models, design registrations, and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues and reexaminations);

(c)                 registered trademarks and service marks, logos, internet domain names, corporate names, domain names, and doing business designations and all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress, and all goodwill in the foregoing;

(d)                 copyrights, designs, data, and database rights and registrations and applications for registration thereof, including moral rights of authors;

(e)                 inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, manufacturing and product processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or non-patentable, whether copyrightable or non-copyrightable and whether or not reduced to practice;

(f)                 other proprietary rights relating to any of the foregoing (including remedies against infringement thereof and rights of protection of interest therein under the laws of all jurisdictions); and

(g)                 all goodwill associated with any of the foregoing; and

•	(4) all proceeds received by SARS Corporation (whether in cash, cash equivalents, tangible or intangible property) upon the sale or disposition of those assets set forth in Nos. 1 through 3 above.

Accordingly, Saratoga Capital Partners, LLC attaches hereto a UCC-3, Exhibit A, to formally evidence that Saratoga Capital Partners, LLC hereby agrees to waive, relinquish, and extinguish any and all security interests whatsoever possessed, or claimed to be possessed, by Saratoga Capital Partners, LLC in any of the Collateral of SARS Corporation listed at Exhibit B of the Asset Assignment Agreement, which include each of the foregoing four categories.

Sincerely Yours,

Saratoga Capital Partners, LLC

By:                      _________________________
Print Name:                                Pete T. Cangany, Jr.
Title:                                Manager

EXHIBIT A

UCC-3
May 29, 2009

Mr. William L. Bates
Manager
The Clarence Group, LLC
17797 Westhampton Woods
St. Louis, MO 63005

Dear Mr. Bates:

This will confirm on behalf of Otto Capital, LLC, I have reviewed the Asset Assignment Agreement to be entered between SARS Corporation and The Clarence Group, LLC. I have full legal right and power and all authority and approval required to enter into, execute, perform, and deliver this letter on behalf of Otto Capital, LLC.

Accordingly, this letter will serve as Exhibit D to the Asset Assignment Agreement to be entered between SARS Corporation and The Clarence Group, LLC, in that it evidences that Otto Capital, LLC hereby agrees to waive, relinquish, and extinguish any and all security interests whatsoever possessed, or claimed to be possessed, by Otto Capital, LLC in any of the Collateral of SARS Corporation listed at Exhibit B of the Asset Assignment Agreement, which include each of the following:

•	(1) All accounts receivable of SARS Corporation and its subsidiaries;

•	(2) All inventory of SARS Corporation and its subsidiaries;

•	(3) All intellectual property of SARS Corporation and its subsidiaries existing throughout the world, including, but not limited to:

(a)                 all rights, title, and interest in all computer software, program formats and databases used in SARS Corporation’s and its subsidiaries’ business, including but not limited to the source codes, scripts, HTML versions of all the text and literary content thereof;

(b)                 patents, patent applications, utility models, design registrations, and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues and reexaminations);

(c)                 registered trademarks and service marks, logos, internet domain names, corporate names, domain names, and doing business designations and all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress, and all goodwill in the foregoing;

(d)                 copyrights, designs, data, and database rights and registrations and applications for registration thereof, including moral rights of authors;

(e)                 inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, manufacturing and product processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or non-patentable, whether copyrightable or non-copyrightable and whether or not reduced to practice;

(f)                 other proprietary rights relating to any of the foregoing (including remedies against infringement thereof and rights of protection of interest therein under the laws of all jurisdictions); and

(g)                 all goodwill associated with any of the foregoing; and

•	(4) all proceeds received by SARS Corporation (whether in cash, cash equivalents, tangible or intangible property) upon the sale or disposition of those assets set forth in Nos. 1 through 3 above.

Accordingly, Otto Capital, LLC attaches hereto a UCC-3, Exhibit A, to formally evidence that Otto Capital, LLC hereby agrees to waive, relinquish, and extinguish any and all security interests whatsoever possessed, or claimed to be possessed, by Otto Capital, LLC in any of the Collateral of SARS Corporation listed at Exhibit B of the Asset Assignment Agreement, which include each of the foregoing four categories.

Sincerely Yours,

Otto Capital, LLC

By:                      _________________________
Print Name:        David M. Otto
Title:                   Member

EXHIBIT A

UCC-3

EXHIBIT E

Letter Acknowledging Extinguishment of Any Security Interest Claimed
in Collateral listed at Exhibit B

June 1, 2009

Mr. Geoff Meagher
Chief Executive Officer
SARS Corporation
601 108th Ave NE, Suite 1908
Bellevue, WA 98004

Dear Mr. Meagher:

This will confirm on behalf of The Clarence Group, LLC (“Clarence”), I have reviewed the Asset Assignment Agreement to be entered between SARS Corporation and Clarence. I have full legal right and power and all authority and approval required to enter into, execute, perform, and deliver this Letter on behalf of Clarence.

Accordingly, this letter will serve as Exhibit E to the Asset Assignment Agreement to be entered between SARS Corporation and Clarence, in that it evidences that Clarence hereby agrees to waive, relinquish, and extinguish any and all security interests whatsoever possessed, or claimed to be possessed, by Clarence in any of the Collateral of SARS Corporation listed at Exhibit B of the Asset Assignment Agreement, which include each of the following:

•	(1) All accounts receivable of SARS Corporation and its subsidiaries;

•	(2) All inventory of SARS Corporation and its subsidiaries;

•	(3) All intellectual property of SARS Corporation and its subsidiaries existing throughout the world, including, but not limited to:

(a)                 all rights, title, and interest in all computer software, program formats and databases used in SARS Corporation’s and its subsidiaries’ business, including but not limited to the source codes, scripts, HTML versions of all the text and literary content thereof;

(b)                 patents, patent applications, utility models, design registrations, and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues and reexaminations);

(c)                 registered trademarks and service marks, logos, internet domain names, corporate names, domain names, and doing business designations and all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress, and all goodwill in the foregoing;

(d)                 copyrights, designs, data, and database rights and registrations and applications for registration thereof, including moral rights of authors;

(e)                 inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, manufacturing and product processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or non-patentable, whether copyrightable or non-copyrightable and whether or not reduced to practice;

(f)                 other proprietary rights relating to any of the foregoing (including remedies against infringement thereof and rights of protection of interest therein under the laws of all jurisdictions); and

(g)                 all goodwill associated with any of the foregoing; and

•	(4) all proceeds received by SARS Corporation (whether in cash, cash equivalents, tangible or intangible property) upon the sale or disposition of those assets set forth in Nos. 1 through 3 above.

Accordingly, Clarence attaches hereto a UCC-3 which was filed by Clarence, to formally evidence that Clarence hereby agrees to waive, relinquish, and extinguish any and all security interests whatsoever possessed, or claimed to be possessed, by Clarence in any of the Collateral of SARS Corporation listed at Exhibit B of the Asset Assignment Agreement, which include each of the foregoing four categories.

Sincerely Yours,

The Clarence Group, LLC

By:_________________________
Print Name: William L. Bates
Title: Manager

EXHIBIT F

Form of Promissory Note

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE PREVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PRUSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

CONVERTIBLE PROMISSORY NOTE

St. Louis, Missouri
Date Effective: [Closing Date]

FOR VALUE RECEIVED, SARS Corporation, a Nevada Corporation (“SARS” or the “Promisor”) hereby promises to pay to the order of The Clarence Group, LLC, a Missouri limited liability company (the “Holder”), the maximum aggregate total sum of Two Hundred Seventy Five Thousand Dollars ($275,000.00) which may be loaned from Holder to Promisor from time to time upon the mutual agreement of both Promisor and Holder pursuant to the terms of this Convertible Promissory Note (the “Note”).

1.           Interest.  Beginning on the date first above written, the date of the initial Loan (the “Effective Date”), the outstanding principal balance of the Loans advanced hereunder shall accrue interest at a rate of ten percent (10%) per annum (the “Interest”) until paid in full to Holder.  Notwithstanding, upon the occurrence of an Event of Default (as hereafter defined) and for so long as such Event of Default continues, Interest shall accrue on the outstanding Note amount at the rate of twelve percent (12%) per annum, or the maximum interest rate permitted by law, whichever is less (the “Default Interest Rate”).

2.           Payments.  Promisor shall make quarterly payments on all accrued but unpaid Interest on the first day of each fiscal quarter beginning September 1, 2009 until January 1, 2012, at which time the entire principal balance of all Loans made under the Note, together with any accrued but unpaid Interest and any other sums due hereunder shall be immediately due in payable in full.

3.           Application of Payments.

3.1.           Except as otherwise expressly provided herein, payments under this Note shall be applied: (i) first to the repayment of any sums incurred by Holder for the payment of any expenses in enforcing the terms of this Note; (ii) then to the payment of the Default Interest Rate; (iii) then to the payment of Interest then accrued and due on the unpaid principal balance; and (iv) then to the reduction of principal.

3.2.           Promisor may prepay all or any part of the principal without penalty.

3.3.           Upon payment in full of the Note and applicable accrued and unpaid Interest thereon, this Note shall be marked “Paid in Full” and returned to the Promisor.

4.           Note Convertible to Stock of Promisor.  At any time following the execution of this Note, Holder shall have the right to convert all or any portion of the outstanding principal balance of the Loans advanced under this Note and all accrued but unpaid Interest thereon into common stock of Promisor, par value $0.001, (the “Common Stock”) at the rate of twenty five cents ($0.25) per share.  To exercise Holder’s right to convert the debt evidenced hereunder into Common Stock, Holder shall deliver to the Company at its principal office, (a) a written notice clearly evidencing Holder’s exercise of its conversion rights (“Election Notice”), and (b) this Note with all applicable exhibits. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of the Exercise Notice and this Note, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock converted hereunder.  No fractional shares shall be issued upon the exercise, in whole or in part, of Holder’s conversion rights. If any exercise in whole or in part of Holder’s conversion rights would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the Holder the unconverted balance of any amount owed under this Note by Company check. At any time or times the Common Stock issuable is changed into the same or a different number of shares of any class or classes of the Company’s stock, whether by recapitalization, combination, consolidation, reclassification or otherwise (“Reclassification”), the conversion rate shall adjust proportionately to the issued and outstanding Common Stock to maintain the same percentage of common stock ownership that would be deliverable upon conversion prior to, and following, such Reclassification.

5.           Waiver of Notice. The Promisor hereby waives diligence, notice, presentment, protest and notice of dishonor.

6.           Transfer.  This Note may not be transferred by Holder at any time without the written consent of Promisor, such consent not to be unreasonably withheld.  This Note may not be transferred by Promisor without the written consent of Holder, which consent may be withheld in Holder’s discretion.

7.           Events of Default.   The occurrence of any of the following events (each an “Event of Default”), not cured in any applicable cure period, shall constitute an Event of Default of the Promisor:

7.1           a payment is received by Holder more than five (5) days after its due date;

7.2           a breach of any representation, warranty, covenant or other provision of this Note by Promissory which is not cured within five (5) days following the written notice thereof by Holder to the Promisor;

7.3           a breach of the Security Agreement by Promissory which is not cured within five (5) days following the written notice thereof by Holder to the Promisor; and

7.4           the application for the appointment of a receiver or custodian for the Promisor or the property of the Promisor, (ii) the entry of an order for relief from he filing of a petition by or against the Promisor under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against the Promisor, or (iv) the insolvency of the Promisor.

Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, the Holder may elect, by written notice delivered to the Promisor, to take at any time any or all of the following actions: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid Note, together with all accrued and unpaid Interest thereon, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Promisor, anything contained herein to the contrary notwithstanding; (ii) exercise Holder’s rights under the Security Agreement; and (iii) exercise any and all other remedies provided hereunder or available at law or in equity.

If an Event of Default occurs by Promisor, Promisor agrees to pay, in addition to the amount of the Note, reasonable attorneys’ fees and any other reasonable costs incurred by Holder in connection with its pursuit of its remedies under this Note.

8.           Miscellaneous.

8.1           Successors and Assigns.  Subject to the exceptions specifically set forth in this Note, the terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties.  This Note (or a portion hereof) may be assigned by Holder without the consent of Promisor.

8.2.           Loss or Mutilation of Note.  Upon receipt by Promisor of evidence satisfactory to Promisor of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to Promisor, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, Promisor shall execute and deliver to Holder a new promissory note of like tenor and denomination as this Note.

8.3           Notices.  Any notice, demand, offer, request or other communication required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed effectively given the earlier of, (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service, or (v) four (4) days after being deposited in the Global Priority Mail with postage prepaid, and addressed to the recipient at the addresses set forth below unless another address is provided to the other party in writing:

If to SARS, to:

601 108th Ave NE, Suite 1908
Bellevue, WA 98004
Attn:       Geoff Meagher
Fax:        425-943-6160

with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:        David M. Otto
Fax:        206-262-9513

If to the Holder, to:

The Clarence Group, LLC
17797 Westhampton Woods Drive
Wildwood, MO  63005
Attn:  William L. Bates, Manager

with a copy to:

Moline & Mehan, LLC
The Berkley Building
801 S. Forsyth Boulevard
St. Louis, MO 63105
Attn:       Don Mehan
Fax:        314-725-3275

8.4.           Governing Law.  This Note shall be governed in all respects by the laws of the State of Missouri as applies to agreements entered into and performed entirely within the State of Missouri by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

8.5           Waiver and Amendment.  Any term of this Note may be amended, waived or modified only with the written consent of Promisor and Holder.

8.6           Remedies; Costs of Collection; Attorney’s Fees.  No delay or omission by Holder in exercising any of its rights, remedies, powers or privileges hereunder, or at law or in equity and no course of dealing between Holder and the undersigned or any other person shall be deemed a waiver by Holder of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the Holder or the exercise of any other right, remedy, power or privilege by Holder.  The rights and remedies of Holder described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity.  If an Event of Default occurs, Promisor agrees to pay, in addition to the principal and any Interest payable thereon, reasonable attorneys’ fees and any other reasonable costs incurred by Holder in connection with its pursuit of its remedies under this Note.

[Signature Page Follows]

IN WITNESS WHEREOF, SARS Corporation has executed this Note in favor of The Clarence Group, LLC as of the Effective Date.

SARS Corporation

_______________________________
Name: Geoff Meagher
Title: Chief Executive Officer